UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019

AUDIOEYE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38640	20-2939845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(Address of principal executive offices / Zip Code)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AEYE	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 11, 2019, the Board of Directors (the “Board”) of AudioEye, Inc. (the “Company”) approved a form of indemnification agreement (the “Indemnification Agreement”) that the Company will enter into with each of its current and future directors and executive officers to provide indemnification as permitted by Delaware law and the Company’s Certificate of Incorporation, as amended, and By-Laws. Under the Indemnification Agreement:

•	Directors and executive officers are indemnified, to the fullest extent permitted by the laws of the State of Delaware and subject to certain exceptions, against expenses (including attorneys’ fees), judgments, fines, penalties, amounts paid in settlement, arbitration or mediation, or amounts forfeited or reimbursed, if such director or executive officer was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, claim, counterclaim, cross claim, hearing, arbitration or other alternate dispute resolution mechanism, proceeding or investigation, by reason of the fact that such person is or was or has agreed to serve as a director, officer, employee or agent of the Company or, at the request of the Company, as a director, officer, trustee, administrator, general partner, managing member, fiduciary, board of directors’ committee member, employee or agent of another enterprise. For proceedings brought by or in the right of the Company where the director or executive officer is adjudged to be liable to the Company, no indemnification shall be made unless, and only to the extent, the court determines such indemnification is proper.

•	Subject to certain conditions, the Company will advance expenses incurred by directors and executive officers in defending against such proceedings.

•	Indemnification is available only if the director or executive officer acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action, suit or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The Indemnification Agreement also sets out, among other things, the process for determining entitlement to indemnification and the procedures for enforcement of indemnification rights.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibit:

Exhibit Number	Description

10.1	Form of AudioEye, Inc. Indemnification Agreement (Directors and Executive Officers)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDIOEYE, INC.
(Registrant)

Dated: December 16, 2019	By:	/s/ Carr Bettis
	Name:	Dr. Carr Bettis
	Title:	Executive Chairman